James Alpha Funds Trust D/B/A EASTERLY FUNDS TRUST

FUND	Class I	Investor Class
Easterly ROCMuni Short Term Municipal Bond Fund	RMSIX	RMSVX

Supplement dated January 29, 2026 to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”), each dated December 29, 2025

This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectus, and SAI.

The Board of Trustees of the James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”), based on information provided by Easterly Investment Partners LLC (“Easterly”), has approved a Plan of Liquidation and Dissolution (“Plan”) for the above-listed series (the “Fund”) of the Trust.

Pursuant to the Plan, the Fund will convert all of the Fund’s assets into cash or cash equivalents or otherwise liquidate its investments and thereafter distribute pro rata to its shareholders all of its existing assets, in a complete liquidation of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to discharge any unpaid liabilities and obligations of the Fund and pay such contingent liabilities as reasonably deemed to exist against the assets of the Fund. Easterly anticipates that the Fund’s assets will be fully liquidated and all outstanding shares redeemed on or about February 27, 2026 (the “Liquidation Date”). This date may be changed without notice to shareholders, as the liquidation of the Fund’s assets or winding up of the Fund’s affairs may take a different amount of time than expected.

In order to effect the liquidation, effective the close of business on January 30, 2026, the Fund will close to new investors and stop accepting additional purchases from existing investors, and will cease declaring daily dividends, and the Fund’s investment manager, Easterly, will begin liquidation of the Fund’s investments. The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.

As a result of the intent to liquidate the Fund, the Fund is expected to deviate from its stated investment strategies and policies and will no longer pursue its stated investment objective. The Fund will begin liquidating its investment portfolio on or about the date of this Supplement and will hold cash and cash equivalents, such as money market funds, until all investments have been converted to cash and all shares have been redeemed. During this period, the Fund risks losing opportunities to participate in market appreciation and your investment in the Fund will not experience the gains (or losses) that would be typical if the Fund were still pursuing its investment objective.

Until the Liquidation Date, you may continue to freely redeem your shares, including reinvested distributions, in accordance with the section in the Prospectus entitled “How to Redeem Shares.” Shareholders may also exchange their Fund shares for shares of the same class of any other Fund in the Trust open to new investors, except as described in and subject to any restrictions set forth under “Exchange Privilege” in the Prospectus.

Unless your investment in the Fund is through a tax-deferred retirement account, a redemption or exchange is subject to tax on any taxable gains. Please refer to the “Dividends and Distributions” and “Tax Consequences” sections in the Prospectus for general information. You may wish to consult your tax advisor about the potential tax consequence of the Fund’s liquidation in light of your particular situation.

If necessary, the Fund will declare and pay one or more special dividends to distribute to each of its shareholders all of the Fund’s remaining investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of the Fund’s net capital gain, if any (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax. Alternatively, or in conjunction therewith the Fund may, if eligible, treat some or all of such amounts distributed to its shareholders as being paid out as dividends as part of the liquidating distribution.

Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares prior to distribution, unless you have previously requested payment in cash.

ANY LIQUIDATING DISTRIBUTION, WHICH MAY BE IN CASH OR CASH EQUIVALENTS EQUAL TO EACH RECORD SHAREHOLDER’S PROPORTIONATE INTEREST OF THE NET ASSETS OF THE FUND, DUE TO THE FUND’S SHAREHOLDERS WILL BE SENT TO A FUND SHAREHOLDER’S ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT (833) 999-2636.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement. If you have questions or need assistance, please contact your financial advisor directly or the Fund at (833) 999-2636.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and SAI. Please retain this Supplement for future reference.